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                                                      REGISTRATION NO. 333-03226
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                         FORM S-3 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

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                           CITGO PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                            DELAWARE                                                         73-1173881
 (State or Other Jurisdiction of Incorporation or Organization)                 (I.R.S. Employer Identification No.)

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                              1293 ELDRIDGE PARKWAY
                              HOUSTON, TEXAS 77077
                                 (832) 486-4000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

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                                DEAN M. HASSEMAN
                                 GENERAL COUNSEL
                           CITGO PETROLEUM CORPORATION
                              1293 ELDRIDGE PARKWAY
                              HOUSTON, TEXAS 77077
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

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     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Not
applicable.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]__________________

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]__________________

     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [ ]

     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

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         Pursuant to the undertaking of the Registrant contained in its
Registration Statement on Form S-3 (Registration No. 333-03226), which was originally filed on April 4, 1996 and declared effective on May 17, 1996, the Registrant hereby files this Post-Effective Amendment to reduce the securities remaining registered under this Registration Statement to zero and thereby remove from registration under this Registration Statement all securities remaining unsold as of the date hereof.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 16th day of October, 2006.


                                             CITGO PETROLEUM CORPORATION

                                             By:  /s/ Philip J. Reedy
                                                ------------------------------
                                                  Philip J. Reedy
                                                  Vice President Finance